Exhibit 10.19.4

EXECUTION COPY

AMENDMENT NO. 4

Dated as of November 24, 2014

to

CREDIT AGREEMENT

Dated as of March 11, 2011

THIS AMENDMENT NO. 4 (this “Amendment”) is made as of November 24, 2014 by and among HCP, Inc., a Maryland corporation (the “Borrower”), the financial institutions listed on the signature pages hereof and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent’) and as Alternative Currency Fronting Lender (in such capacity, the “Alternative Currency Fronting Lender”), under that certain Credit Agreement dated as of March 11, 2011 by and among the Borrower, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the Lenders, the Alternative Currency Fronting Lender and the Administrative Agent agree to an amendment to the Credit Agreement; and

WHEREAS, the Borrower, the Lenders, the Alternative Currency Fronting Lender and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders, the Alternative Currency Fronting Lender and the Administrative Agent hereby agree to enter into this Amendment.

1. Amendment to the Credit Agreement. Effective as of the Amendment No. 4 Effective Date (as defined below), the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is amended to add the following definitions thereto in the appropriate alphabetical order, and, where applicable, replace the corresponding previously existing definitions:

“Alternative Currency Sublimit” means, at any time, an amount equal to the lesser of (a) the Aggregate Revolving Commitments at such time and (b) (i) at any time during the period beginning on the Amendment No. 4 Effective Date and ending on and including the date that six (6) months after the Amendment No. 4 Effective Date, $1,250,000,000 and (ii) at any time thereafter, $1,000,000,000.  The Alternative Currency Sublimit is part of, and not in addition to, the Aggregate Revolving Commitments.

“Amendment No. 4 Effective Date” means November 24, 2014.

204311487v.4

(b) Section 3.01 of the Credit Agreement is amended to add a new clause (g) thereto to read as follows:

(g)FATCA.  From and after the Amendment No. 4 Effective Date, the Borrower shall indemnify the Administrative Agent, and hold it harmless from, any and all losses, claims, damages, liabilities and related expenses, including Taxes and the fees, charges and disbursements of any counsel for any of the foregoing, arising in connection with the Administrative Agent’s treating, for purposes of determining withholding Taxes imposed under FATCA, this Agreement as qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

(c) Schedule 2.02 to the Credit Agreement is amended and restated in its entirety in the form of Schedule 2.02 attached hereto.
2. Conditions of Effectiveness. The effectiveness of this Amendment (the “Amendment No. 4 Effective Date”) is subject to the conditions precedent that:

(a) the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Required Lenders, the Alternative Currency Fronting Lender and the Administrative Agent; and

(b) the Administrative Agent shall have received payment of all fees and expenses (including fees and expenses of counsel for the Administrative Agent) due and payable in connection with this Amendment.

3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default has occurred and is continuing, and (ii) the representations and warranties of the Borrower set forth in Article V of the Credit Agreement as amended hereby or in any other Loan Document are true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement are deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.

4. Reference to and Effect on the Credit Agreement.
(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

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(b) Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.  Upon the effectiveness hereof, this Amendment shall for all purposes constitute a Loan Document.

(c) Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the other Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.
6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts.  This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

HCP, INC., as the Borrower

By:	/s/ Timothy M. Schoen
Name:	Timothy M. Schoen
Title:	Executive Vice President and Chief Financial Officer

Signature Page to Amendment No. 4 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

BANK OF AMERICA, N.A., individually as a Lender, as Alternative Currency Fronting Lender and as Administrative Agent

By:	/s/ Joseph L. Corah
Name:	Joseph L. Corah
Title:	Director

Signature Page to Amendment No. 4 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender: Royal Bank of Canada

By	/s/ Joshua Freedman
Name: Joshua Freedman
Title: Authorized Signatory

Signature Page to Amendment No. 4 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

Goldman Sachs Bank USA

By	/s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

Signature Page to Amendment No. 4 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender: The Royal Bank of Scotland PLC

By	/s/ Jeannine Pascal
Name: Jeannine Pascal
Title: Vice President

Signature Page to Amendment No. 4 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

Barclays Bank PLC

By	/s/ Christine Aharonian
Name: Christine Aharonian
Title: Vice President

Signature Page to Amendment No. 4 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

City National Bank, a national banking association

By	/s/ John Finnigan
John Finnigan
Senior Vice President

Signature Page to Amendment No. 4 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

The Bank of Tokyo-Mitsubishi UFJ, Ltd.

By	/s/ Teuta Ghilaga
Name: Teuta Ghilaga
Title: Director

Signature Page to Amendment No. 4 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

The Bank of Nova Scotia

By	/s/ Winston Lua
Name: Winston Lua
Title: Director

Signature Page to Amendment No. 4 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

Branch Banking and Trust Company

By	/s/ Ahaz Armstrong
Name: Ahaz Armstrong
Title: Vice President

Signature Page to Amendment No. 4 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

Morgan Stanley Bank, N.A.

By	/s/ Nick Zangari
Name: Nick Zangari
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

Signature Page to Amendment No. 4 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

The Bank of New York Mellon

By	/s/ Helga Blum
Name: Helga Blum
Title: Managing Director

For any Lender requiring a second signature line:

By
Name:
Title:

Signature Page to Amendment No. 4 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

United Community Bank

By	/s/ Dwight Seeley
Name: Dwight Seeley
Title: Senior Vice President

Signature Page to Amendment No. 4 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

UBS AG, Stamford Branch

By	/s/ Lana Gifas
Name: Lana Gifas
Title: Director

For any Lender requiring a second signature line:

By	/s/ Jennifer Anderson
Name: Jennifer Anderson
Title: Associate Director

Signature Page to Amendment No. 4 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

KeyBank, N.A.

By	/s/ Joe Schober
Name: Joe Schober
Title: Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

Signature Page to Amendment No. 4 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

SunTrust Bank

By	/s/ Joshua Turner
Name: Joshua Turner
Title: Vice President

Signature Page to Amendment No. 4 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

JPMorgan Chase Bank, N.A.

By	/s/ Nadeige Dang
Name: Nadeige Dang
Title: Vice President

Signature Page to Amendment No. 4 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

Wells Fargo Bank, National Association

By	/s/ Andrea S Chen
Name: Andrea S Chen
Title: Director

For any Lender requiring a second signature line:

By
Name:
Title:

Signature Page to Amendment No. 4 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

Citibank, N.A.

By	/s/ John C. Rowland
Name: John C. Rowland
Title: Vice President

Signature Page to Amendment No. 4 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

U.S. Bank, National Association,

By	/s/ Patrick J. Brown
Name: Patrick J. Brown
Title: Vice President

Signature Page to Amendment No. 4 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

Credit Suisse, AG, Cayman Islands Branch

By	/s/ Mikhail Faybusovich
Name: Mikhail Faybusovich
Title: Authorized Signatory

For any Lender requiring a second signature line:

By	/s/ Samuel Miller
Name: Samuel Miller
Title: Authorized Signatory

Signature Page to Amendment No. 4 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

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Name of Lender:

Credit Agricole Corporate and Investment Bank

By	/s/ Thomas Randolph
Name: Thomas Randolph
Title: Managing Director

By	/s/ Amy Trapp
Name: Amy Trapp
Title: Managing Director

Signature Page to Amendment No. 4 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

SCHEDULE 2.02

ALTERNATIVE CURRENCY
PARTICIPATING LENDER1

Lender	Euro	Sterling	Yen	Canadian Dollars	Australian Dollars	Swiss Francs
Bank of America, N.A.	Yes	Yes	Yes	Yes	Yes	Yes
JPMorgan Chase Bank, N.A.	Yes	Yes	Yes	Yes	Yes	Yes
Citibank, N.A.	Yes	Yes	Yes	Yes	Yes	Yes
UBS AG, Stamford Branch	Yes	Yes	Yes	Yes	Yes	Yes
Wells Fargo Bank, National Association	Yes	Yes	Yes	Yes	Yes	Yes
Credit Agricole Corporate and Investment Bank	Yes	Yes	Yes	Yes	Yes	Yes
Credit Suisse AG, Cayman Islands Branch	Yes	Yes	Yes	Yes	Yes	Yes
Goldman Sachs Bank USA	Yes	Yes	Yes	Yes	Yes	Yes
Morgan Stanley Bank, N.A.	Yes	Yes	Yes	Yes	Yes	Yes
Royal Bank of Canada	Yes	Yes	Yes	Yes	Yes	Yes
The Royal Bank of Scotland plc	Yes	Yes	Yes	Yes	Yes	Yes
Barclays Bank plc	Yes	Yes	Yes	Yes	Yes	Yes
The Bank of New York Mellon	Yes	Yes	Yes	Yes	Yes	Yes
The Bank of Nova Scotia	Yes	Yes	Yes	Yes	Yes	Yes
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	Yes	Yes	Yes	Yes	Yes	Yes
PNC Bank, National Association	Yes	Yes	Yes	Yes	Yes	Yes
SunTrust Bank	Yes	Yes	Yes	Yes	Yes	Yes
Regions Bank	Yes	Yes	Yes	Yes	Yes	Yes
KeyBank National Association	Yes	Yes	Yes	Yes	Yes	Yes
Branch Banking & Trust Company	Yes	Yes	Yes	Yes	Yes	Yes
U.S. Bank National Association	Yes	Yes	Yes	Yes	Yes	Yes
City National Bank	Yes	Yes	Yes	Yes	Yes	Yes
Bank Hapoalim B.M.	No	No	No	No	No	No
United Community Bank	No	No	No	No	No	No

1  The table indicates each Lender’s ability to fund in a particular currency (e.g., Bank of America, N.A. can fund each of the six currencies).